Exhibit 3.53

                             File Number: 5677-575-7

                                STATE OF ILLINOIS

                                    OFFICE OF

                             THE SECRETARY OF STATE



                                     [LOGO]



Whereas,
            ARTICLES OF INCORPORATION OF
                                 UNI-CARE, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.



Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in my by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

                                   In Testimony Whereof, I hereto set my hand
                                        and cause to be affixed the Great Seal
                                        of the State of Illinois, at the City of Springfield, this 26th day of MARCH A.D. 1992 and of the Independence of the United States the two hundred and 16th.

[SEAL]                                  /s/ George H. Ryan
                                        ----------------------------------------
                                                  SECRETARY OF STATE

Form BCA-2.10                   ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------
(Rev. Jan. 1991)
                                                           SUBMIT IN DUPLICATE!
George H. Ryan
Secretary of State                                         This space for use by
Department of Business Services                             Secretary of State
Springfield, IL  62756                         PAID      Date            3/26/92
                                       MAR 27, 1992      Franchise Tax $      25
Payment must be made by                                  Filing Fee    $      75
certified check, cashier's                               Approved:           100
check, Illinois attorney's                               (initialed)
check, Illinois C.P.A.'s check
or money order, payable to
"Secretary of State."
--------------------------------------------------------------------------------

1. CORPORATE NAME: Uni-Care, Inc.

   -----------------------------------------------------------------------------
   (This corporate name must contain the word "corporation", "company," "incorporated," "limited" or an abbreviation thereof.)

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2. Initial Registered Agent:    Charles              R.               Mitchell
                                ------------------------------------------------
                                First Name      Middle Initial        Last Name

   Initial Registered Office:   42 N. Milwaukee Avenue
                                ------------------------------------------------
                                Number          Street                Suite #

                                Wheeling        60089                 Cook
                                ------------------------------------------------
                                City            Zip Code              County
--------------------------------------------------------------------------------

3. Purpose or purposes for which the corporation is organized: (If not sufficient space to cover this point, add one or more sheets of this size.)

                            Marketing and Consulting

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4. Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

               Par Value      Number of Shares        Number of Shares      Consideration to be
     Class     per Share         Authorized        Proposed to be issued     Received Therefor
------------------------------------------------------------------------------------------------
     Common    $ NBY          10,000                 1,000                   $1,000.00
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

   Paragraph 2: The preferences, qualifications, limitations, restrictions and
   special or relative rights in respect of the shares of each case are:   none
   (If not sufficient space to cover this point, add one or more sheets of this size.)

                                     (over)

5. OPTIONAL: (a) Number of directors constituting the initial board of directors of the corporation: ___.
             (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                    Name                           Residential Address
             -------------------------------------------------------------------
             -------------------------------------------------------------------
             -------------------------------------------------------------------
             -------------------------------------------------------------------
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6. OPTIONAL: (a) It is estimated that the value of all
                 property to be owned by the corporation for
                 the following year wherever located will
                 be:                                               $1,000.00
                                                                    ------------
             (b) It is estimated that the value of the
                 property to be located within the State of
                 Illinois during the following year will be:       $
                                                                    ------------
             (c) It is estimated that the gross amount of
                 business that will be transacted by the
                 corporation during the following year will
                 be:                                               $
                                                                    ------------
             (d) It is estimated that the gross amount of
                 business that will be transacted from
                 places of business in the State of Illinois
                 during the following year will be:                $
                                                                    ------------
--------------------------------------------------------------------------------

7. OPTIONAL: OTHER PROVISIONS
             Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.
--------------------------------------------------------------------------------

8.           NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated             March 17,                   , 1992.
      ----------------------------------------    --

                  Signature and Name                Address
     1. /s/  Charles R. Mitchell      1.  42 N. Milwaukke Ave.
        -----------------------------     ---------------------------------
        Signature                         Street
        Charles R. Mitchell               Wheeling,      IL        60089
        -----------------------------     ---------------------------------
        (Type or Print Name)              City/Town      State     Zip Code
     2.                               2.
        -----------------------------     ---------------------------------
        Signature                         Street
        -----------------------------     ---------------------------------
        (Type or Print Name)              City/Town      State     Zip Code
     3.                               3.
        -----------------------------     ---------------------------------
        Signature                         Street
        -----------------------------     ---------------------------------
        (Type or Print Name)              City/Town      State     Zip Code

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.
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                                  FEE SCHEDULE

o The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.
o  The filing fee is $75.                                       FILED
o  The minimum total due (franchise tax + filing fee)        MAR 26 1992
   is $100. (Applies when the Consideration to be          GEORGE H. RYAN
   Received as set forth in Item 4 does not exceed        SECRETARY OF STATE
   $16,667).
o The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

   Illinois Secretary of State                     Springfield, IL  62756
   Department of Business Services                 Telephone  (217)782-9522
                                                                   782-9523

File # D 5677-575-7
-----------------------------------
         Form BCA-5.10
          NFP-105.10
         (Rev. April 1995)
-----------------------------------

George H. Ryan
Secretary of State
Department of Business Services
Springfield, IL  62756
Telephone (217) 782-3647
http://www.sos.state.il.us

--------------------------------------------------------------------------------
                                                          SUBMIT IN DUPLICATE
                                                      --------------------------
                                                         This space for use by
                                                           Secretary of State
   STATEMENT OF                     FILED
      CHANGE                    FEB 18 2000           Date     FEB 18 2000
OF REGISTERED AGENT                                   --------------------------
 AND/OR REGISTERED              JESSE WHITE           Filing Fee        $5
      OFFICE                 SECRETARY OF STATE       --------------------------
                                                      Approved:    (initialed)
                                                      --------------------------
                                                      Remit payment in check or
                                                      money order, payable to
                                                      "Secretary of State."
--------------------------------------------------------------------------------
                         Type or print in black ink only.
                        See reverse side for signature(s).


1.       CORPORATE NAME: UNI-CARE, Inc.
                         -------------------------------------------------------
2.       STATE OR COUNTRY OF INCORPORATION: Illinois
                                            ------------------------------------
--------------------------------------------------------------------------------

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

                  Registered Agent      WIL                          MARECONDIA
                                      ------------------------------------------
                                      First Name   Middle Name        Last Name

                  Registered Office     2360 Hassell Rd #E
                                      ------------------------------------------
                                      Number     Street        Suit No.
                                                              (A P.O. Box alone
                                                              is not acceptable)

                                      Hoffman Estates    60195      Cook
                                      ------------------------------------------
                                      City             Zip Code     County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

                  Registered Agent      ANTHONY      JOSEPH           POPE
                                      ------------------------------------------
                                      First Name   Middle Name        Last Name

                  Registered Office     185 N. York Road
                                      ------------------------------------------
                                      Number     Street        Suit No.
                                                              (A P.O. Box alone
                                                              is not acceptable)
                                      ------------------------------------------
                                      Elmhurst    60126-2790          DuPage
                                      ------------------------------------------
                                      City          Zip Code          County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.       The above change was authorized by: ("X" one box only)

         a. |X| By resolution duly adopted by the board of directors. (Note 5)

         b. |_| By action of the registered agent.                    (Note 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.       (If authorized by the board of directors, sign here. See Note 5)
         The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated          December 10,                     19,99           UNI-CARE, INC.
      -----------------------------------------               -----------------------------------------------------
                                                                         (Exact Name of Corporation)

attested by /s/ Vincent DiBenedetto                           by     /s/ Vincent DiBenedetto
            -----------------------------------------           ---------------------------------------------------
              (Signature of Secretary or Assistant Secretary)          (Signature of President or Vice President)

            VINCENT DiBENEDETTO, Sec'y.                       VINCENT DiBENEDETTO, President
           ------------------------------------------         -----------------------------------------------------
              (Type or Print Name and Title)                           (Type or Print Name and Title)


(If change of registered office by registered agent, sign here.  See Note 6)
         The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated                           19,
      --------------------------------------------------------------------------
                                       (Signature of Registered Agent of Record)



                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.       A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. The statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.